Q4 FY18 Earnings Release	Page 1 of 4

For more information contact:

Investor Relations
Suzanne DuLong
(206) 272-7049
s.dulong@f5.com

Public Relations
Nathan Misner
(206) 272-7494
n.misner@f5.com

F5 Networks Announces Fourth Quarter and Fiscal Year 2018 Results
Delivers fiscal year 2018 revenue growth of 3.4% with strong operational performance
SEATTLE, WA - October 24, 2018 - F5 Networks, Inc. (NASDAQ: FFIV) today announced revenue of $562.7 million for the fourth quarter of fiscal 2018, up 4.6% from $538.0 million in the fourth quarter of fiscal 2017. Growth compared with the fourth quarter of fiscal year 2017 was driven by continued momentum in software solutions, which powered continued year over year product revenue growth.
GAAP net income for the fourth quarter of fiscal year 2018 was $132.9 million, or $2.18 per diluted share, compared to $135.7 million, or $2.14 per diluted share in the fourth quarter of fiscal year 2017. Non-GAAP net income for the fourth quarter of fiscal year 2018 was $177.0 million, or $2.90 per diluted share, compared to $154.9 million, or $2.44 per diluted share in the fourth quarter of fiscal year 2017.1
For fiscal year 2018, the company delivered revenue of $2,161.4 million compared to revenue of $2,090.0 million in fiscal year 2017. GAAP net income in fiscal year 2018 was $453.7 million, or $7.32 per diluted share, compared to $420.8 million, or $6.50 per diluted share in fiscal year 2017. Non-GAAP net income for fiscal year 2018 was $612.1 million, or $9.87 per diluted share, compared to $542.9 million, or $8.38 per diluted share in fiscal year 2017.1
A reconciliation of net income, earnings per share, and other measures on a GAAP to non-GAAP basis is included on the attached Consolidated Income Statements.
"Our 5% year over year revenue growth in the fourth quarter was driven by demand for F5’s software solutions which provide mission-critical application and security services in evolving multi-cloud environments," said François Locoh-Donou, F5 President and Chief Executive Officer. "In addition, during the quarter the team drove strong operating performance across the business, resulting in record non-GAAP fourth quarter earnings."
"Building on the momentum of our Cloud Edition and new stand-alone security offerings introduced in fiscal year 2018, we have new offerings planned for 2019 including Cloud-Native Applications Services and F5aaS," continued Locoh-Donou. "We expect demand for these new offerings, along with additional new security products and solutions, to be key drivers of our future growth."
For the first quarter of fiscal 2019, ending December 31, the company has set a revenue goal of $542 million to $552 million with a non-GAAP earnings target of $2.51 to $2.54 per diluted share.
All forward-looking non-GAAP measures included in the outlook exclude estimates for amortization of intangible assets, share-based compensation expenses, significant effects of tax legislation and judicial or administrative interpretation of tax regulations, including the impact of income tax reform, non-recurring income tax adjustments, valuation allowance on deferred tax assets, and the income tax effect of non-GAAP exclusions, and do not include the impact of any future acquisitions or divestitures, restructuring charges, facility exit costs, or other non recurring charges that may occur in the period. F5 is unable to provide a reconciliation of non-GAAP guidance measures to corresponding U.S. generally accepted accounting principles or GAAP measures on a forward-looking basis without

1 Non-GAAP net income for the fourth quarter of 2018 and fiscal year 2018 excludes the impact of stock-based compensation, amortization of purchased intangible assets, litigation expenses, restructuring charges, facility exit costs, gain on the sale of a patent and non-recurring tax expenses and benefits.

Q4 FY18 Earnings Release	Page 2 of 4

unreasonable effort due to the overall high variability and low visibility of most of the foregoing items that have been excluded. Material changes to any one of these items could have a significant effect on our guidance and future GAAP results. Certain exclusions, such as amortization of intangible assets and share-based compensation expenses, are generally incurred each quarter, but the amounts have historically and may continue to vary significantly from quarter to quarter.

Q4 FY18 Earnings Release	Page 3 of 4

Live Webcast and Conference Call
F5 will host a live webcast and conference call to review its financial results and outlook today, October 24, 2018 at 1:30 pm PT. The live webcast can be accessed at https://edge.media-server.com/m6/p/dabky4a8. To participate via telephone in the U.S., dial 800-593-9913. Outside the U.S., dial +1-212-287-1824. Please call 10 minutes prior to the call start time. The webcast replay will be archived on F5’s website.
Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, and software products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, and software and F5aaS offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

Q4 FY18 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets, acquisition-related charges, net of taxes, and certain non-recurring tax expenses and benefits, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets, litigation expense, restructuring charges, facility exit costs, gain on sale of patents, non-recurring tax expenses and benefits, and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions. In addition, restructuring charges have been excluded from GAAP net income for the purpose of measuring non-GAAP earnings and earnings per share in fiscal years 2017 and 2018, and litigation expenses primarily related to a jury verdict and other associated costs of that patent litigation have been excluded in fiscal 2017. Fiscal 2018 non-GAAP results also exclude one-time costs associated with relocation of the company's corporate headquarters and a gain realized on the sale of a patent.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Income Statements entitled “Non-GAAP Financial Measures.”
About F5
F5 (NASDAQ: FFIV) makes apps go faster, smarter, and safer for the world’s largest businesses, service providers, governments, and consumer brands. F5 delivers cloud and security solutions that enable organizations to embrace the application infrastructure they choose without sacrificing speed and control. For more information, go to f5.com. You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	September 30,	September 30,
	2018	2017
ASSETS
Current assets
Cash and cash equivalents	$424,707	$673,228
Short-term investments	614,705	343,700
Accounts receivable, net of allowances of $2,040 and $1,815	295,352	291,924
Inventories	30,568	29,834
Other current assets	52,326	67,538
Total current assets	1,417,658	1,406,224
Property and equipment, net	145,042	122,420
Long-term investments	411,184	284,802
Deferred tax assets	33,441	53,303
Goodwill	555,965	555,965
Other assets, net	42,186	53,775
Total assets	$2,605,476	$2,476,489
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$57,757	$50,760
Accrued liabilities	180,979	187,379
Deferred revenue	715,697	696,404
Total current liabilities	954,433	934,543
Other long-term liabilities	65,892	44,589
Deferred revenue, long-term	299,624	267,902
Deferred tax liabilities	35	63
Total long-term liabilities	365,551	312,554
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 60,215 and 62,594 shares issued and outstanding	20,427	17,627
Accumulated other comprehensive loss	(22,178)	(17,997)
Retained earnings	1,287,243	1,229,762
Total shareholders’ equity	1,285,492	1,229,392
Total liabilities and shareholders’ equity	$2,605,476	$2,476,489

F5 Networks, Inc.
Consolidated Income Statements
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Years Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net revenues
Products	$256,412	$248,990	$960,108	$964,662
Services	306,297	289,008	1,201,299	1,125,379
Total	562,709	537,998	2,161,407	2,090,041
Cost of net revenues (1)(2)
Products	48,505	46,641	181,061	176,032
Services	44,935	43,900	180,420	177,453
Total	93,440	90,541	361,481	353,485
Gross profit	469,269	447,457	1,799,926	1,736,556
Operating expenses (1)(2)
Sales and marketing	160,425	162,068	664,135	652,239
Research and development	95,078	85,479	366,084	350,365
General and administrative	41,748	37,832	160,382	156,887
Litigation expense	—	525	—	391
Restructuring charges	18,426	12,718	18,426	12,718
Total	315,677	298,622	1,209,027	1,172,600
Income from operations	153,592	148,835	590,899	563,956
Other income, net	5,667	5,027	12,861	11,561
Income before income taxes	159,259	153,862	603,760	575,517
Provision for income taxes	26,378	18,119	150,071	154,756
Net income	$132,881	$135,743	$453,689	$420,761

Net income per share — basic	$2.20	$2.15	$7.41	$6.56
Weighted average shares — basic	60,462	63,088	61,262	64,173

Net income per share — diluted	$2.18	$2.14	$7.32	$6.50
Weighted average shares — diluted	61,070	63,446	62,013	64,775

Non-GAAP Financial Measures
Net income as reported	$132,881	$135,743	$453,689	$420,761
Stock-based compensation expense (3)	36,848	41,586	157,855	175,326
Amortization of purchased intangible assets	2,667	2,788	11,080	12,271
Litigation expense	—	525	—	391
Restructuring charges	18,426	12,718	18,426	12,718
Facility exit costs	2,514	—	2,514	—
Gain on sale of patent	(534)	—	(534)	—
Tax effects related to above items	(15,769)	(17,472)	(49,557)	(57,532)
Non-recurring foreign tax credit benefit	—	(21,000)	—	(21,000)
Tax on deemed repatriation of undistributed foreign earnings	—	—	7,000	—
Remeasurement of net deferred tax assets due to change in U.S. tax rate	—	—	11,584	—
Net income excluding stock-based compensation expense, amortization of purchased intangible assets, litigation expense, restructuring charges, facility exit costs, gain on sale of patent and non-recurring tax expenses and benefits (non-GAAP) - diluted	$177,033	$154,888	$612,057	$542,935

Net income per share excluding stock-based compensation expense, amortization of purchased intangible assets, litigation expense, restructuring charges, facility exit costs, gain on sale of patent and non-recurring tax expenses and benefits (non-GAAP) - diluted	$2.90	$2.44	$9.87	$8.38

Weighted average shares - diluted	61,070	63,446	62,013	64,775

(1) Includes stock-based compensation expense as follows:
Cost of net revenues	$5,182	$5,280	$21,122	$21,435
Sales and marketing	14,347	16,918	61,533	69,655
Research and development	10,892	12,004	47,327	53,399
General and administrative	6,427	7,384	27,873	30,837
	$36,848	$41,586	$157,855	$175,326

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$1,890	$2,027	$7,973	$9,372
Sales and marketing	252	252	1,007	1,006
General and administrative	525	509	2,100	1,893
	$2,667	$2,788	$11,080	$12,271

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Years Ended
	September 30,
	2018	2017
Operating activities
Net income	$453,689	$420,761
Adjustments to reconcile net income to net cash provided by operating activities:
Realized gain on disposition of assets and investments	(267)	(439)
Stock-based compensation	157,855	175,326
Provisions for doubtful accounts and sales returns	1,461	366
Depreciation and amortization	59,491	61,148
Deferred income taxes	20,810	(4,626)
Changes in operating assets and liabilities:
Accounts receivable	(4,889)	(24,115)
Inventories	(734)	4,218
Other current assets	15,607	(14,890)
Other assets	446	(2,056)
Accounts payable and accrued liabilities	6,583	30,524
Deferred revenue	51,016	94,064
Net cash provided by operating activities	761,068	740,281
Investing activities
Purchases of investments	(855,424)	(446,838)
Maturities of investments	439,130	390,449
Sales of investments	12,736	66,858
Decrease (increase) in restricted cash	36	(73)
Acquisition of intangible assets	—	(4,000)
Cash provided by sale of fixed asset	1,000	—
Purchases of property and equipment	(53,465)	(38,681)
Net cash used in investing activities	(455,987)	(32,285)
Financing activities
Excess tax benefit from stock-based compensation	—	7,019
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	48,818	47,039
Repurchase of common stock	(600,081)	(600,090)
Net cash used in financing activities	(551,263)	(546,032)
Net (decrease) increase in cash and cash equivalents	(246,182)	161,964
Effect of exchange rate changes on cash and cash equivalents	(2,339)	(3,307)
Cash and cash equivalents, beginning of period	673,228	514,571
Cash and cash equivalents, end of period	$424,707	$673,228